UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:April 4, 2016

AXION POWER INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-22573	65-0774638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Clover Lane

New Castle, PA 16105

(Address of principal executive offices)

(724) 654-9300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 1.01  Amendment of a Material Definitive Agreement

The Company is entering into waivers (each, a “Waiver”) with each of the buyers (“Buyers”) listed on the Schedule of Buyers attached to that certain Securities Purchase Agreement (“SPA”; all terms capitalized used and not defined in this Form 8-K are used as defined in the SPA), dated November 5, 2015, among Axion Power International, Inc. (the “Company”) and the Buyers. In each Waiver, the Company and the Buyer are agreeing as follows:

•	With respect to Installment 1 due April 1, 2016 (“Installment 1”), and the second Pre-Installment due April 1, 2016 (“PreInstallment 2”), the Buyer hereby waives the Volume Failure and the Price Failure, and also agrees to extend any share delivery deadlines (to the extent shares are to be delivered) until April 5, 2016.
•	After taking into account the aggregate of 6,033,809 shares issued with respect to PreInstallment 1, the Company has 5,667,665 shares registered and available for issuance for Installment 1 and PreInstallment 2, of which each Buyer will be able to receive its pro rata amount of shares based upon the allocable percentage of the original principal amount of Notes issued (“Allocable Shares”). The Buyer has the option to receive its Allocable Shares as either (i) partial payment for Installment 1 and to defer the balance of shares due for Installment 1 and to defer all of the shares due for PreInstallment 2, or (ii) it may defer all of the shares due for Installment 1 and receive its Allocable Shares as partial payment for PreInstallment 2 and defer the balance of shares due for PreInstallment 2.
•	The Notes are also amended such that (x) the Installment Date that is scheduled to occur on May 2, 2016 shall instead occur on May 6, 2016, (y) any shares of Common Stock scheduled to be delivered on May 2, 2016 shall instead be delivered on May 6, 2016 and (z) any pricing periods or pricing calculations that were based on delivery of shares of Common Stock on May 2, 2016 shall be appropriately adjusted based on delivery of shares of Common Stock on May 6, 2016.

The Waivers shall be effective upon entry into the Waivers by all Buyers. A form of Waiver is attached hereto as Exhibit 99.1. The foregoing is a summary of the terms of the Waiver and is qualified in its entirety by reference to Exhibit 99.1.

ITEM 8.01 Other Information

As of March 31, 2016, the Company had 9,086,972 shares of its common stock issued and outstanding.

ITEM 9.01 Exhibit

Exhibit 99.1 Form of Waiver, dated April 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 4, 2016

Axion Power International, Inc.

By:	/s/ Richard H. Bogan
Richard H. Bogan
Chief Executive Officer